UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

Pinnacle Foods Finance LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-148297

Delaware	20-8720036
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Old Bloomfield Avenue

Mt. Lakes, New Jersey 07046

(Address of principal executive offices, including zip code)

(973) 541-6620

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 27, 2009, Bob Gamgort, Chief Executive Officer and Craig Steeneck, Executive Vice President and Chief Financial Officer of the registrant, are scheduled to make a presentation at the Wells Fargo 2009 Consumer Growth Conference at the New York Palace Hotel in New York, NY. A copy of the visual presentation substantially in the form intended to be used by Mr. Gamgort and Mr. Steeneck is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

This information and the exhibit attached hereto are being “furnished” pursuant to Item 7.01 and in accordance with general instruction B.2 to Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information be deemed to be incorporated by reference into any filings under the Securities Act of 1933.

The presentation may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking information.” The words “estimates,” “expects,” “contemplates,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are made based on management’s current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance. Actual results may differ materially as a result of various factors, some of which are beyond the registrant’s control, including but not limited to: general economic and business conditions, including the recent deterioration of the credit and capital markets, industry trends, changes in the registrant’s leverage, interest rate changes, changes in the registrant’s ownership structure, competition, the loss of any of the registrant’s major customers or suppliers, changes in demand for the registrant’s products, changes in distribution channels or competitive conditions in the markets where the registrant operates, costs of integrating acquisitions, loss of the registrant’s intellectual property rights, fluctuations in price and supply of raw materials, seasonality, the registrant’s reliance on co-packers to meet the registrant’s manufacturing needs, availability of qualified personnel, changes in the cost of compliance with laws and regulations, including environmental laws and regulations, and the other risks and uncertainties detailed in the registrant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008 and subsequent reports filed with the Securities and Exchange Commission. There may be other factors that may cause the registrant’s actual results to differ materially from the forward-looking statements. The registrant assumes no obligation to update the information contained in the presentation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Slide Show Presentation at the Wells Fargo 2009 Consumer Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Pinnacle Foods Finance LLC

By:	/S/ CRAIG STEENECK
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

Date: October 27, 2009